                                                                 EXHIBIT 10.19


                                SECURED LOAN NOTE


$1,157,991                                                        April 12, 1996


     FOR VALUE RECEIVED, STIBNITE MINE INC. and BARRIER REEF INC., each a Delaware corporation (jointly and severally, "Borrower"), promise to pay to D.H. BLATTNER & SONS, INC., a Minnesota corporation ("Lender"), or to its order, at its principal office at 16733 Co. Rd. #9, Avon, Minnesota 56310, the principal sum of One Million One Hundred Fifty-Seven Thousand Nine Hundred Ninety One Dollars ($1,157,991), together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full hereof at the rates hereinafter provided. Interest shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days and shall be at an annual rate (whether before or after maturity except as hereinafter provided) equal to 8 1/2%. Principal and Interest shall be payable monthly on the first day of each month commencing May 1, 1996, and continuing on the same day of each successive month, at a rate of Seventy-Five Thousand Dollars ($75,000) per month. All payments shall be applied first to accrued but unpaid interest and then to reduce the outstanding principal amount hereof.

     METHODS OF PAYMENT. Payments of both principal and interest as required hereunder shall be made in lawful money of the United States of America in immediately available funds at the principal office of Lender by check or bank wire transfer received by Lender not later than 12:00 noon Colorado time on the date on which such payment shall become due (each such payment initiated after such time on such due date to be deemed to have been made on the next succeeding day which is not a Saturday, Sunday, or legal holiday in Colorado or Minnesota (collectively, a "Holiday")) or such other address account as Lender shall direct in writing. If any payment of principal or interest shall become due on a Holiday, such payment shall be made on the next succeeding day which is not a Holiday and such extension of time shall in such case be included in computing interest in connection with such payment.

     PREPAYMENT.    This Note may be prepaid in whole or in part without premium or penalty. Any payments received on this Note shall be applied first to any unpaid fees or expenses incurred in connection with the making of the advances hereunder, next to accrued but unpaid interest and then to principal amounts outstanding.

     RELATED DOCUMENTS; SUBORDINATION. This Note is secured by that certain Security Agreement dated as of July 8, 1992 made by the Borrower in favor of the Lender as amended by that certain Amendment No. 1 to Security Agreement dated as of April 12, 1996 (as so amended, the "Security Agreement") and by that certain Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated as of July 8, 1992 made by the Borrower in favor of the Lender and filed for record in the Office of the Valley County, Idaho County Recorder on November 19, 1992 as Document No. 192358 as amended by that certain Amendment No. 1 to Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated as of April 12, 1996 (as so amended, the "Mortgage"). The payment of this Note is guaranteed by that certain Guaranty dated as April 12, 1996 (the "Guaranty"; and together with this Note, the

Security Agreement and the Mortgage being sometimes hereinafter referred to collectively as the "Loan Documents" and individually as a "Loan Document"). This Note is subordinate to certain Senior Indebtedness as defined in, and in accordance with the terms of, that certain Subordination and Intercreditor Agreement dated April __, 1996 among Borrower, Lender, Brohm Mining Corp., a South Dakota corporation, and Gerald Metals, Inc., a Delaware corporation.

     REMEDIES AFTER DEFAULT. If an Event of Default as defined in the Security Agreement (an "Event of Default") has occurred and is continuing, the entire unpaid principal balance hereunder, and all other sums paid by Lender to or on behalf of Borrower pursuant to the terms of this Note, together with unpaid interest thereon, shall at the option of Lender become immediately due and payable without further notice or demand and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies set forth in this Note and/or any other Loan Document and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Lender to exercise any of Lender's rights hereunder or under any other Loan Document shall be deemed a waiver of any such rights or of any default.

     WAIVERS. Borrower hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any default hereunder or under the Mortgage except as specifically provided therein, and all other notices or demands otherwise required by law that Borrower may lawfully waive. Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of Borrower. No unilateral consent or waiver by Lender with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by Lender.

     GOVERNING LAW. The rights and obligations of Borrower and all provisions hereof shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to principles of conflict of laws.

     CONSENT TO JURISDICTION; JURY TRIAL WAIVER. Borrower hereby submits to the jurisdiction of the courts of the State of Minnesota and the United
States District Court for the District of Minnesota, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of Borrower's obligations under or with respect to this Note, and expressly waives any and all obligations it may have as to venue in any of such courts. BORROWER AND LENDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM
AGAINST THE OTHER ON ANY MATTERS WHATSOEVER (INCLUDING, WITHOUT LIMITATION,
ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY
CONFLICTING WITH THIS NOTE, THE MORTGAGE OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR
THEREIN). No party to this Note, including but not limited to any assignee of or successor to Borrower or Lender, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of, this Note, the Mortgage or any related instruments or the relationship between the parties. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY BORROWER AND LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     SAVINGS CLAUSE.     All agreements between Borrower and Lender are
hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of Minnesota from time to time in effect. If, from any circumstance whatsoever, fulfillment of any provision hereof or of any other Loan Document at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

     ATTORNEYS' FEES.    If this Note shall not be paid when due and shall be
placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, Borrower will pay a reasonable attorney's fee to the holder hereof together with reasonable costs and expenses of collection.

     CONTINUED LIABILITY.     Borrower shall remain primarily liable on this
Note and the other Loan Documents until full payment, unaffected by any agreement or transaction between Lender and any subsequent Borrower as to payment of principal, interest or other moneys, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Borrower.

     SECTION HEADINGS.   Any section headings in this Note are included herein
for convenience of reference only and shall not constitute a part of this Note for any other purpose.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

                                   STIBNITE MINE INC.


                                   By: c/s ROBERT R. GILMORE
                                      ----------------------------------
                                   Name: Robert R. Gilmore
                                   Title: Vice President


                                   BARRIER REEF INC.


                                   By c/s ROBERT R. GILMORE
                                     ------------------------------------
                                   Name:  Robert R. Gilmore
                                   Title: Vice President